UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-k

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/21/2007

GREATER BAY BANCORP
(Exact name of registrant as specified in its charter)

Commission File Number:  0-25034

CA	77-0387041
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1900 University Avenue, 6th Floor, East Palo Alto, CA 94303
(Address of principal executive offices, including zip code)

650-813-8200
(Registrant’s telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On August 21, 2007, the Board of Governors of the Federal Reserve System announced that it has approved the proposed acquisition of Greater Bay Bancorp ("Greater Bay") by Wells Fargo & Company ("Wells Fargo"). Greater Bay and Wells Fargo signed an Agreement and Plan of Reorganization, dated as of May 4, 2007, as amended (the "Agreement"). A special meeting of Greater Bay's shareholders to approve the Agreement will be held on September 26, 2007.

This report is not an offer of any securities for sale.

MORE INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

The proposed merger will be submitted to Greater Bay's shareholders for their consideration. Wells Fargo has filed a registration statement with the Securities and Exchange Commission (SEC), which includes a proxy statement-prospectus describing the merger. Wells Fargo and Greater Bay may file other relevant materials concerning the merger with the SEC. Shareholders of Greater Bay and other investors are urged to read the registration statement and proxy statement-prospectus (and any amendments or supplements to those documents) when they become available, as well as other relevant documents filed with the SEC, because they will contain important information. The registration statement and proxy statement-prospectus are available free on the SEC's website (http://www.sec.gov). In addition, Wells Fargo and Greater Bay will provide free copies of the proxy statement-prospectus, and any SEC filings incorporated by reference into that document, upon request as follows:

Wells Fargo & Company, Attention Corporate Secretary, MAC N9305-173, Sixth and Marquette, Minneapolis, Minnesota 55479, (612) 667-8655.

Greater Bay Bancorp, Attention Corporate Secretary, 1900 University Ave., Sixth Floor, East Palo Alto, California 94303. (650) 838-6109.

Wells Fargo and Greater Bay and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Greater Bay shareholders in connection with the proposed merger. Information about Wells Fargo's directors and executive officers and their ownership of Wells Fargo common stock is set forth in the definitive proxy statement for Wells Fargo's 2007 annual meeting of stockholders, as filed by Wells Fargo with the SEC on Schedule 14A on March 17, 2007. Information about Greater Bay's directors and executive officers and their ownership of Greater Bay common stock is set forth in the definitive proxy statement for Greater Bay's 2007 annual meeting of shareholders, as filed by Greater Bay with the SEC on Schedule 14A on April 20, 2007. The proxy statement-prospectus for the proposed merger provides more information about participants in the solicitation of proxies from Greater Bay shareholders.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP

Date: August 22, 2007	By:	/s/ Linda M. Iannone
Linda M. Iannone
Executive Vice President and General Counsel